Exhibit 10.36
FIRST AMENDMENT TO
FIRST AMENDED AND RESTATED INVESTORS AGREEMENT
     This First Amendment, dated as of May 17, 2005 (this “Amendment”), to the First Amended and Restated Investors Agreement, dated February 10, 2005 (the “Investors Agreement”), is by and among Cardtronics, Inc., a Delaware corporation (the “Company”), and the Securityholders listed on the signature pages hereto, which Securityholders collectively hold of record at least 80% of the outstanding shares of common stock of the Company determined in accordance with Section 6.14 of the Investors Agreement (the “Consenting Holders”).
RECITALS
     WHEREAS, in connection with the proposed acquisition by the Company, or one or more existing or newly formed subsidiaries, of all of the capital stock of Bank Machine (Acquisitions) Limited, a company incorporated in England and Wales (the “Acquisition”), the Company has agreed to cause Ronald Delnevo, the proposed Chief Executive officer of the Company’s operations in the United Kingdom, to be appointed to the Board of Directors of the Company so long as he serves in such capacity; and
     WHEREAS, the Investors Agreement contains certain provisions governing the composition of the Board of Directors, and such provisions requiring amending in order to create an additional Board seat that can be filled by Mr. Delveno;
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENTS
     1. Section 2.1(a) of the Investors Agreement is hereby amended and restated in its entirety to read as follows:
      “(a) Size. The Board shall consist of ten directors subject to any reductions in size contemplated by the remaining provisions of this Section 2.1 and increases in size required under the circumstances described in Section 5(e) of the Series B Certificate of Designations (each, a “Director”).”
     2. The first sentence of Section 2.1(b) of the Investors Agreement is hereby amended and restated in its entirety to read as follows:
      “The nominees to stand for election to serve as a Director shall be: (i) two individuals designated by the CapStreet Investors (the “CapStreet Designees”); (ii) two individuals designated by the TA Investors (without duplication of the two Directors elected under Section 2(a) of the Series B Certificate of Designations) plus the number of “Additional Directors” as such term is defined in, and under the circumstances described in, Section 5(e) of the Series B
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First Amendment to First Amended and Restated Investors Agreement

Certificate of Designations (the “TA Designees”); (iii) Ralph Clinard so long as his Percentage Ownership (including, for purposes of calculating his Percentage Ownership, any shares of Common Stock transferred by him to one or more of the Persons described in clauses (c)(i) and (c)(ii) of the definition of Permitted Transfer) equals or exceeds 10% (and, at any time Mr. Clinard’s Percentage Ownership (calculated in the same manner) is less than 10%, unless the Nominating Committee unanimously directs otherwise, the Company and the Securityholders shall take such action as is necessary to remove Mr. Clinard from serving as a Director and to reduce the size of the Board by one), (iv) the Chief Executive Officer of the Company, (v) up to three Independent Directors designated by the Nominating Committee in accordance with Section 2.6 and (vi) Ronald Delnevo, until the earlier of (A) such time as he no longer serves as the Chief Executive Officer/Managing Director of the Company’s subsidiary under which it conducts its operations in the United Kingdom or (B) the consummation of the Company’s Initial Public Offering.”
     3. The effectiveness of this Amendment is subject to the consummation of the Acquisition.
     4. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Except as amended by this Amendment, the Investors Agreement shall remain in full force and effect and is hereby ratified by the parties hereto.
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First Amendment to First Amended and Restated Investors Agreement

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first set forth above.

CARDTRONICS, INC.
By:	/s/ J. Chris Brewster
J. Chris Brewster
Chief Financial Officer

First Amendment to First Amended and Restated Investors Agreement

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first set forth above.

Securityholders: CAPSTREET II, L.P.
By:	CapStreet GP II, L.P., its general partner

By:	The CapStreet Group, LLC, its general partner

By:	/s/ Katherine L. Kohlmeyer,
Katherine L. Kohlmeyer, Chief Financial Officer

CAPSTREET PARALLEL II, L.P.
By:	The CapStreet Group, LLC, its general partner

By:	/s/ Katherine L. Kohlmeyer
Katherine L. Kohlmeyer Chief Financial Officer

First Amendment to First Amended and Restated Investors Agreement

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first set forth above.

TA IX L.P.

By:	TA Associates IX LLC, its General Partner

By:	TA Associates, Inc., its General Partner

By:	/s/ Roger B. Kafker
	Name:	Roger B. Kafker
Its: Managing Director

TA/ATLANTIC AND PACIFIC IV L.P.

By:	TA Associates AP IV L.P., its General Partner

By:	TA Associates, Inc., its General Partner

By:	/s/ Roger B. Kafker
	Name:	Roger B. Kafker
Its: Managing Director

TA/ATLANTIC AND PACIFIC V L.P.

By:	TA Associates AP V L.P., its General Partner

By:	TA Associates, Inc., its General Partner

By:	/s/ Roger B. Kafker
	Name:	Roger B. Kafker
Its: Managing Director

First Amendment to First Amended and Restated Investors Agreement

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first set forth above.

TA STRATEGIC PARTNERS FUND A L.P.

By:	TA Associates SPF L.P., its General Partner

By:	TA Associates, Inc., its General Partner

By:	/s/ Roger B. Kafker
	Name:	Roger B. Kafker
Its: Managing Director

TA STRATEGIC PARTNERS FUND B L.P.

By:	TA Associates SPF L.P., its General Partner

By:	TA Associates, Inc., its General Partner

By:	/s/ Roger B. Kafker
	Name:	Roger B. Kafker
Its: Managing Director

TA INVESTORS II, L.P.

By:	TA Associates, Inc., its General Partner

By:	/s/ Roger B. Kafker
	Name:	Roger B. Kafker
Its: Managing Director

First Amendment to First Amended and Restated Investors Agreement

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first set forth above.

/s/ Ralph H. Clinard
Ralph H. Clinard

/s/ Michael H. Clinard
Michael H. Clinard

/s/ Jack M. Antonini
Jack M. Antonini
First Amendment to First Amended and Restated Investors Agreement